UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 26, 2011

Asbury Automotive Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31262	01-0609375
(Commission File Number)	(IRS Employer Identification No.)

2905 Premiere Parkway NW, Suite 300 Duluth, GA	30097

(Address of principal executive offices)	(Zip Code)

(770) 418-8200
(Registrant's telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions.
Asbury Automotive Group, Inc. (the “Company”) issued an earnings release on July 26, 2011, announcing its financial results for the second quarter and six months ended June 30, 2011. A copy of the earnings release is furnished as Exhibit 99.1 to this Current Report.
Item 7.01 Regulation FD Disclosure.
A copy of the earnings release announcing the Company's financial results for the second quarter and six months ended June 30, 2011, as identified under Item 2.02, is being furnished as Exhibit 99.1 to this Report and is incorporated by reference herein.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

As previously announced, Charles R. Oglesby, the Executive Chairman of Asbury Automotive Group, Inc. (the “Company”), will retire from his position as such effective as of July 31, 2011. At a meeting of the Board of Directors of the Company (the “Board”) on July 20, 2011, the Board elected Thomas C. DeLoach, Jr., the then Lead Independent Director of the Board, to the position of Non-Executive Chairman of the Company.

In addition, at that same meeting of the Board of Directors on July 20, 2011, upon the recommendation of the Governance and Nominating Committee of the Board, the Board approved an amendment to the Policy on Director and Executive Officer Stock Ownership to (i) require that each Director own at least the value of shares of the Company's equity equal to four times his or her annual retainer, an increase in the Director's equity ownership requirements of three times each such member's annual retainer; and (ii) require that the Chief Executive Officer own at least the value of shares of the Company's equity equal to four times his base salary, an increase in his equity ownership requirements from three times base salary.

The Policy on Director and Equity Stock Ownership is included in the Company's Corporate Governance Guidelines. A copy of the Guidelines, as amended, is available on the Company's web site at http://www.asburyauto.com.  No portion of the Company's web site is incorporated by reference into this Current Report.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 26, 2011.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: July 26, 2011	By:	/s/ Craig T. Monaghan
	Name:	Craig T. Monaghan
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 26, 2011.